MFS(R) VARIABLE INSURANCE TRUST:

                       MFS(R) CAPITAL OPPORTUNITIES SERIES

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus for the series listed above is hereby restated as follows:

The Capital Opportunities Series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice
President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, telephone number 1-800-343-2829, ext. 3500.

                The date of this Supplement is October 24, 2002